Exhibit 24.1


POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each officer and/or director of Evans & Sutherland Computer Corporation whose signature appears below constitutes and appoints James R. Oyler, John T. Lemley, and Gary E. Meredith, or any of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign in the name of or on behalf of the undersigned, as a director and/or officer of said corporation, the Annual Report on Form 10K of Evans & Sutherland Computer Corporation for the year ended December 31, 1997, and any and all amendments to such Annual Report, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney's-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 18th day of February, 1998.


Signature                        Title                                  Date



        /S/             Chairman of the Board of Directors    February 18, 1998
------------------
Stewart Carrell



        /S/             President and Chief Executive         February 18, 1998
------------------
James R. Oyler          Officer (Principal Executive
                        Officer) and Director



        /S/             Vice President and Chief Financial    February 18. 1998
------------------
John T. Lemley          Officer (Principal Financial and
                        Accounting Officer)



        /S/             Senior Vice President and Secretary   February 18, 1998
------------------
Gary E. Meredith

Signature                    Title                                  Date



        /S/                      Director                     February 18, 1998
------------------
Gerald Cassilli



        /S/                      Director                     February 18, 1998
------------------
Henry N. Christiansen



        /S/                       Director                    February 18, 1998
------------------
Peter O. Crisp

        /S/                       Director                    February 18, 1998
------------------
Ivan E. Sutherland



       /S/                        Director                    February 18, 1998
------------------
John E. Warnock